Exhibit 21.1
Sculptor Diversified Real Estate Income Trust, Inc.
List of Subsidiaries

Subsidiary	Jurisdiction of Formation
Sculptor Diversified REIT Operating Partnership LP	Delaware
CapGrow Holdings Member LLC	Delaware
CapGrow Holdings JV LLC	Delaware
CapGrow TRS LLC	Delaware
CapGrow Holdings JV SUB I LLC	Delaware
CapGrow Holdings JV SUB II LLC	Delaware
CapGrow Holdings JV SUB III LLC	Delaware
CapGrow Holdings JV SUB IV LLC	Delaware
CapGrow Holdings JV SUB V LLC	Delaware
CapGrow Holdings JV SUB VI LLC	Delaware
CapGrow Holdings JV SUB VII LLC	Delaware
CapGrow Holdings JV SUB VIII LLC	Delaware
CapGrow Holdings JV SUB IX LLC	Delaware
CapGrow Holdings JV SUB X LLC	Delaware
CapGrow Holdings JV SUB XI LLC	Delaware
CapGrow Sub I and Sub V SPE LLC	Delaware
CapGrow Sub III SPE LLC	Delaware
CapGrow Sub IV SPE LLC	Delaware
CapGrow Sub VI SPE LLC	Delaware
CapGrow Sub VIII SPE LLC	Delaware
CapGrow Sub IX SPE LLC	Delaware
CapGrow Partners LLC	Illinois
HMP Holdings LLC	Florida
MVP Resources LLC	Florida
1213 Capital LLC	Florida
RE Fund I LLC	Illinois
RE Fund II LLC	Illinois
CapGrow LLC	Illinois
CapGrow Holdings JV Sub Commercial I LLC	Delaware
CapGrow Holdings JV Sub Commercial II LLC	Delaware
CapGrow Holdings JV Sub Commercial III LLC	Delaware
CapGrow Holdings JV Sub Commercial IV LLC	Delaware
SCVH Denton JV LLC	Delaware
CA Funding Lender V LLC	California
SCVH Denton Owner LLC	Delaware
SCVH Denton TRS LLC	Delaware
SCVH Denton Investor LLC	Delaware
8650 Mount Elliott LLC	Delaware
CapGrow Holdings JV SUB Commercial V LLC	Delaware
CapGrow SUB XI SPE LLC	Delaware
CLNL Portfolio I Holdings LLC	Delaware

Exhibit 21.1

CLNL Portfolio I Investor LLC	Delaware
DTR Parking Holdings 1 Investor LLC	Delaware
HHP Pref Funding LLC	Delaware
HHP Senior Funding LLC	Delaware
HHP TRS LLC	Delaware
Marysville Holdings LLC	Delaware
Marysville Owner LLC	Delaware
PHC SD Funding LLC	Delaware
Sculptor Diversified REIT Holdings Sarl	Luxembourg
DTR Parking Holdings 1 LLC	Delaware
LPRI II Washington Square Garage, LLC	Connecticut
LPRI II Court Street Garage, LLC	Connecticut
TVREIT Preferred Investor LLC	Delaware